U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2003

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number: 609-567-7800.

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Item 7. Exhibits.

    Exhibit Number                Description

        99.1                 Press release of March 24, 2003

Item 9. Regulation FD Disclosure.

The Registrant intends to issue the press release which is attached as Exhibit 99.1 on or after March 24, 2003.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       March 24, 2002

/s/ Peter Amico

Peter Amico

President

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EXHIBIT 99.1

FOR IMMEDIATE RELEASE

HAMMONTON, NEW JERSEY  24 March 2003

AIRTRAX: Forklift Production to Begin

AIRTRAX, Inc.  (OTC BB AITX): Announced that first frames for the ATX-Sidewinder omni-directional  forklift that were ordered from  Crane and Machinery, Inc. located in Bridgeview, IL are scheduled for completion early next month.

A  pilot production run of ATX3000 omni- directional forklifts will commence after the frames are completed and  modifications are in place. Completing the pilot run will refine the assembly line, help develop  procedures, and incorporate  inventory control and quality assurance. These first machines should roll off the assembly line in mid 2003. Airtrax plans to create the framework for rapidly scalable production capacity, initially sized for nominal monthly production but capable of ramping up for anticipated demand before year’s end.

Crane and Machinery, Inc. will provide components, such as the frames and overhead guards, as well as assemble  the  ATX-Series omni-directional forklift at their facility in Bridgeview, IL in accord with Airtrax specifications.

Crane and Machinery, Inc., who manages production of  the  Schaeff Forklift at this facility,  agreed to produce parts and assemble the ATX-Sidewinder in accord with terms of purchase orders issued previously. Parts and assemblies for the first commercial models are being procured from other vendors as well. When all component parts are received and the inventory control process implemented, assembly can begin at the Crane and Machinery, Inc. facility. Airtrax products produced at this plant will be subjected to UL and ANSI (American National Standards Institute) testing. Completion and documentation of testing will clear the way for commercial sales.

Peter Amico, Airtrax CEO  stated, “The alliance between our respective companies is an initial step in deployment of our omni directional technology in commercial applications. Crane and  Machinery, Inc., is highly respected and well qualified to provide manufacture, management  and assembly services being strongly aligned in the material handling industry.”

The Airtrax ATX product line will be sold in the United States through a network of exclusive dealers.

This document contains forward-looking statements that are subject to risks and uncertainties. For such statements Airtrax claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act. The Company intends that such statements about the Company's future expectations including future revenues and earnings and all other forward-looking statements be subject to the safe harbors created thereby. Since these statements (future operational results and sales) involve risks and uncertainties and are subject to change at any time, the Company's actual results may differ materially from expected results. Readers should refer to the Company reports filed with the Securities and Exchange Commission, which includes its Form 10-KSB for the period ended December 31, 2001 and subsequent filings, for a discussion of risks and uncertainties regarding the Company and its business.

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